EXHIBIT 25
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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
                         _____________________________

                                   FORM T-1

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE
                         _____________________________

  ___ CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b) (2)

                    WELLS FARGO BANK, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

A NATIONAL BANKING ASSOCIATION                         94-1347393
(Jurisdiction of incorporation or                      (I.R.S. Employer
organization if not a U.S. national                    Identification No.)
bank)

101 NORTH PHILLIPS AVENUE
SIOUX FALLS, SOUTH DAKOTA                              57104
(Address of principal executive offices)               (Zip code)

                             WELLS FARGO & COMPANY
                         LAW DEPARTMENT, TRUST SECTION
                                 MAC N9305-175
                 SIXTH STREET AND MARQUETTE AVENUE, 17TH FLOOR
                         MINNEAPOLIS, MINNESOTA 55479
                                (612) 667-4608
           (Name, address and telephone number of agent for service)
                         _____________________________

                CHEMED CORPORATION (FORMERLY ROTO-ROOTER, INC.)
              (Exact name of obligor as specified in its charter)

DELAWARE                                               31-0791746
(State or other jurisdiction of                        (I.R.S. Employer
incorporation or organization)                         Identification No.)

2600 CHEMED CENTER
255 EAST FIFTH STREET
CINCINNATI, OHIO                                       45202-4726
(Address of principal executive offices)               (Zip code)

                         _____________________________
                  FLOATING RATE SENIOR SECURED NOTES DUE 2010
                      (Title of the indenture securities)
===============================================================================


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




                        TABLE OF REGISTRANT GUARANTORS

EXACT NAME OF REGISTRANT AS SPECIFIED  STATE OF INCORPORATION        PRIMARY STANDARD INDUSTRIAL           I.R.S. EMPLOYER
            IN ITS CHARTER                OR ORGANIZATION            CLASSIFICATION CODE NUMBERS        IDENTIFICATION NUMBER
CCR of Ohio Inc.                              Delaware                          7699                         31-1527335
Comfort Care Holdings Co.                      Nevada                           8082                         31-1078128
Complete Plumbing Services, Inc.              New York                          7699                         31-1541716
Consolidated HVAC, Inc.                         Ohio                            7623                         31-1329854
Jet Resource, Inc.                            Delaware                          7699                         31-1331308
Nurotoco of Massachusetts, Inc.            Massachusetts                        7699                         31-1102223
Nurotoco of New Jersey, Inc.                  Delaware                          7699                         31-1226376
R.R. UK, Inc.                                 Delaware                          7699                         31-1269173
Roto-Rooter Corporation                         Iowa                            7699                         42-0499295
Roto-Rooter Development Company               Delaware                          7699                         31-1258229
Roto-Rooter Management Company                Delaware                          7699                         31-1119469
Roto-Rooter Services Company                    Iowa                            7699                         42-0499300
RR Plumbing Services Corporation              New York                          7699                         31-1143999
Service America Network, Inc.                 Florida                           7623                         56-1486390
Hospice Care Incorporated                     Delaware                          8082                         65-0153175
Hospice, Inc.                                 Delaware                          8082                         65-0160635
Vitas Healthcare Corporation                  Delaware                          8082                         59-2318357
Vitas Healthcare Corporation of               Delaware                          8082                         33-0644510
  California
Vitas Healthcare Corporation of               Delaware                          8082                         65-0668678
  Central Florida
Vitas Healthcare Corporation of               Florida                           8082                         65-0160635
  Florida
Vitas Healthcare Corporation of               Delaware                          8082                         65-1094333
  Illinois
Vitas Healthcare Corporation of Ohio          Delaware                          8082                         65-0392352
Vitas Healthcare Corporation of               Delaware                          8082                         65-0458856
  Pennsylvania
Vitas Healthcare Corporation of               Delaware                          8082                         65-1094336
  Wisconsin
Vitas HME Solutions, Inc.                     Delaware                          8082                         65-0989593
Vitas Holdings Corporation                    Delaware                          8082                         65-0866301
Vitas Hospice Services, L.L.C.                Delaware                          8082                         65-1094331
Vitas Healthcare of Texas, L.P.                Texas                            8082                         65-0866305


   The address, including zip code, and telephone number, including area code, of the registrant guarantors listed above are the same as those of Chemed Corporation.


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


Item 1. General Information. Furnish the following information as to the trustee:

            (a) Name and address of each examining or supervising authority to which it is subject.

                  Comptroller of the Currency
                  Treasury Department
                  Washington, D.C.

                  Federal Deposit Insurance Corporation
                  Washington, D.C.

                  Federal Reserve Bank of San Francisco
                  San Francisco, California 94120

            (b) Whether it is authorized to exercise corporate trust powers.

                  The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

            None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee.Not applicable.

Item 16. List of Exhibits.List below all exhibits filed as a part of this Statement of Eligibility.

      Exhibit 1. A copy of the Articles of Association of the trustee now in effect.*

      Exhibit 2. A copy of the Comptroller of the Currency Certificate of Corporate Existence and Fiduciary Powers for Wells
                  Fargo Bank, National Association, dated February 4, 2004.**

      Exhibit 3.  See Exhibit 2

      Exhibit 4.  Copy of By-laws of the trustee as now in effect.***

      Exhibit 5.  Not applicable.

      Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

      Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

      Exhibit 8.  Not applicable.

      Exhibit 9.  Not applicable.


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


* Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

*** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.


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


                                   SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 20th day of May 2004.


                             WELLS FARGO BANK, NATIONAL ASSOCIATION


                             /s/ Jeffrey T. Rose
                             ----------------------------------
                             Jeffery T. Rose
                             Corporate Trust Officer


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


                                                                     EXHIBIT 6
                                                                   TO FORM T-1


May 20, 2004



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.



                             Very truly yours,

                             WELLS FARGO BANK, NATIONAL ASSOCIATION


                             /s/ Jeffrey T. Rose
                             ---------------------------------
                             Jeffery T. Rose
                             Corporate Trust Officer


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


                      Consolidated Report of Condition of

                     Wells Fargo Bank National Association
              of 101 North Phillips Avenue, Sioux Falls, SD 57104
                    And Foreign and Domestic Subsidiaries,
       at the close of business March 31, 2004, filed in accordance with
                  12 U.S.C. Section 161 for National Banks.


                                                                                          Dollar Amounts
                                                                                             In Millions
                                                                                          ---------------
ASSETS
Cash and balances due from depository institutions:
       Noninterest-bearing balances and currency and coin                                        $ 13,890
       Interest-bearing balances                                                                    6,251
Securities:
       Held-to-maturity securities                                                                      0
       Available-for-sale securities                                                               27,661
Federal funds sold and securities purchased under agreements to resell:
       Federal Funds sold in domestic offices                                                       1,436
       Securities purchased under agreements to resell                                                170
Loans and lease financing receivables:
       Loans and leases held for sale                                                              29,359
       Loans and leases, net of unearned income                                 233,785
       LESS: Allowance for loan and lease losses                                  2,629
       Loans and leases, net of unearned income and allowance                                     231,156
Trading Assets                                                                                      8,314
Premises and fixed assets (including capitalized leases)                                            2,787
Other real estate owned                                                                               180
Investments in unconsolidated subsidiaries and associated companies                                   284
Customers' liability to this bank on acceptances outstanding                                           69
Intangible assets
       Goodwill                                                                                     7,915
       Other intangible assets                                                                      6,871
Other assets                                                                                       11,217
                                                                                                 ---------
Total assets                                                                                     $347,560
                                                                                                 =========
LIABILITIES
Deposits:
       In domestic offices                                                                       $240,660
             Noninterest-bearing                                                 78,496
             Interest-bearing                                                   162,164
       In foreign offices, Edge and Agreement subsidiaries, and IBFs                               15,087
             Noninterest-bearing                                                      3
             Interest-bearing                                                    15,084
Federal funds purchased and securities sold under agreements to repurchase:
       Federal funds purchased in domestic offices                                                 18,617
       Securities sold under agreements to repurchase                                               3,028
Trading liabilities                                                                                 4,973
Other borrowed money
       (includes mortgage indebtedness and obligations under capitalized leases)                   18,180
Bank's liability on acceptances executed and outstanding                                               69
Subordinated notes and debentures                                                                   4,824
Other liabilities                                                                                   9,494
                                                                                                 --------
Total liabilities                                                                                $314,932

Minority interest in consolidated subsidiaries                                                         70


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


                                                                                           Dollar Amounts
                                                                                             In Millions
                                                                                          ---------------

EQUITY CAPITAL
Perpetual preferred stock and related surplus                                                           0
Common stock                                                                                          520
Surplus (exclude all surplus related to preferred stock)                                           23,424
Retained earnings                                                                                   7,812
Accumulated other comprehensive income                                                                802
Other equity capital components                                                                         0

Total equity capital                                                                               32,558

Total liabilities, minority interest, and equity capital                                         $347,560


I, James E. Hanson, Vice President of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                              James E. Hanson
                                              Vice President

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Howard Atkins
Dave Hoyt                        Directors
John Stumpf


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